UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2006

Enesco Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

225 Windsor Drive, Itasca, Illinois		60143
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	630-875-5300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2006, Enesco Group, Inc. entered into various letter agreements amending the Strategic Alliance Agreement with Jim Shore Designs, Inc. ("JSD"), which was entered into on January 30, 2006.

These letter agreements permit the sale of specified products in Enesco’s existing inventory which previously were manufactured under the prior agreement between the parties. Depending on the products, Enesco can sell them on either an exclusive or non-exclusive basis pursuant to the terms of the Strategic Alliance Agreement.

Under the advance approval provisions of the Strategic Alliance Agreement, JSD has agreed that Enesco may continue to produce and sell on a non-exclusive basis specified products which have been previously manufactured for Enesco under the prior license agreement. JSD also has agreed to permit Enesco to sell existing inventory and to continue to produce and sell specified products on a non-exclusive basis under the terms of the Strategic Alliance Agreement which exceed the previously agreed retail price limitations applicable to Enesco's rights to sell products on an exclusive basis.

Also, the parties agreed that the Disney Traditions line will continue to be sold by Enesco on an exclusive basis pursuant to the terms of the Strategic Alliance Agreement with a royalty rate of 5%.

The letter agreement amendments to the Strategic Alliance Agreement are attached hereto as Exhibits 99.1, 99.2 and 99.3. Each is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Modification of Strategic Alliance Agreement (0206-1) with Jim Shore Designs, Inc., dated March 22, 2006.

99.2 Modification of Strategic Alliance Agreement (0206-2) with Jim Shore Designs, Inc., dated March 22, 2006.

99.3 Modification of Strategic Alliance Agreement (0206-4) with Jim Shore Designs, Inc., dated March 22, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.

March 23, 2006	By:	/s/ Cynthia Passmore

Name: Cynthia Passmore
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Modification of Strategic Alliance Agreement (0206-1) with Jim Shore Designs, Inc., dated March 22, 2006.
99.2	Modification of Strategic Alliance Agreement (0206-2) with Jim Shore Designs, Inc., dated March 22, 2006.
99.3	Modification of Strategic Alliance Agreement (0206-4) with Jim Shore Designs, Inc., dated March 22, 2006.